SUPPLEMENT EFFECTIVE AUGUST 27, 2003

TO THE MAY 1, 2003, PROSPECTUS

for

SURVIVORSHIP VARIABLE UNIVERSAL LIFE II (SVUL II)

Issued by:

Massachusetts Mutual Life Insurance Company in California and New York

C.M. Life Insurance Company in all other states

    The information in this supplement supercedes any conflicting information contained in the May 1, 2003 SVUL II prospectus. You should retain this supplement with your SVUL II prospectus for future reference.

Effective August 27, 2003:

Footnote number 3, under the “Transaction Fees” table in the Fee Tables section of the prospectus is revised to read as follows:

3	Surrender charges generally apply for the first 14 years of a segment’s coverage. In any year, they will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table.

Coverage Year	Factor	Coverage Year	Factor

1	1.00	8.70

2	1.00	9.60

3	1.00	10.50

4	1.00	11.40

5	1.00	12.30

6.90		13.20

7.80		14.10

August 27, 2003	Page 1 of 1	Li2300-03-2